UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

INCONTACT, INC.

(Exact name of registrant as specified in its charter)

1-33762

(Commission File No.)

Delaware	87-0528557
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

7730 S. Union Park Ave., Suite 500, Salt Lake City, Utah 84047

(Address of principal executive offices)

(801) 320-3200

(Registrant’s telephone number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends our Form 8-K dated May 6, 2014, originally filed with the Securities and Exchange Commission on May 6, 2014 (the “Original Report”). We filed the Original Report to report, among other things, our acquisition of CallCopy, Inc., a Delaware corporation doing business as Uptivity (“Uptivity”). The Company is filing this Amendment No. 1 to the original form 8-K (this “Form 8-K/A”) for the purpose of updating the purchase price described in item 2.01 and to file the financial statements and pro forma financial information as required by Items 9.01(a) and 9.01(b) as permitted by Items 9.01(a)(4) and
9.01(b)(2).

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 6, 2014, inContact, Inc. (the “Company” or “inContact”) acquired CallCopy, Inc., a Delaware corporation doing business as Uptivity (“Uptivity”) for approximately $46.0 million.

Under the final terms of the transaction, inContact issued a total of 4,256,244 shares of common stock and paid cash in the amount of approximately $14.1 million. 434,311 of the shares issued are restricted and subject to repurchase rights that will lapse over three years.

Based in Columbus, Ohio, Uptivity provides a complete mid-market workforce optimization suite of services to call centers comprised of speech and desktop analytics, agent coaching, call and desktop recording, as well as quality, performance, workforce management and satisfaction surveys.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Rule 3-05(a)(1)(i) of Regulation S-X, filed herewith are the following financial statements of Uptivity:

•	Exhibit 99.1—(Audited) Financial Statements as of and for the years ended December 31, 2013 and 2012

•	Exhibit 99.2—(Unaudited) Condensed Financial Statements for the three months ended March 31, 2014 and 2013

(b)	Pro Forma Financial Information.

In accordance with Rule 11-01(a)(1) of Regulation S-X, filed herewith as Exhibit 99.3 is unaudited pro forma condensed combined consolidated financial information of inContact, Inc. and Uptivity, giving effect to certain pro forma events related to the acquisition.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number

2.1	Agreement and Plan of Merger dated May 6, 2014, by and among: inContact, Inc., a Delaware corporation; INCC Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the inContact; CallCopy, Inc., a Delaware corporation; and, the stockholders of CallCopy (1)

10.1	Form of Non-Competition and Non-Solicitation Agreement (2)

10.2	Non-Solicitation Agreement with Edison Venture Fund VII, L.P.

10.3	Form of Repurchase Agreements (3)

10.4	Form of Registration Rights Agreement (4)

10.5	Form of Lock-up Agreement (5)

10.6	Lock-up Agreement with Edison Venture Fund VII, L.P.

10.7	Form of Restricted Stock Unit Agreement

23.1	Consent of SS&G, Inc., Independent Auditors for Uptivity

99.1	Audited Financial Statements of CallCopy, Inc., as of and for the years ended December 31, 2013 and 2012

99.2	(Unaudited) Condensed Financial Statements of CallCopy, Inc., as of and for the three months ending March 31, 2014 and March 31, 2013

99.3	Unaudited Pro forma Condensed Combined Consolidated Financial Information of inContact, Inc. and CallCopy, Inc., consisting of: pro forma statement of operations for the three months ended March 31, 2014; pro forma statement of operations for the year ended December 31, 2013; pro forma balance sheet as of March 31, 2014; and notes to the pro forma financial statements.

(1) The following is a list of the exhibits and schedules to the Agreement and Plan of Merger, which indicates whether the item is filed with this report or omitted. All omitted items will be provided supplementally to the Securities and Exchange Commission upon request.

Exhibit A	Certain Definitions	Included in Exh. 2.1
Exhibit B	Form of Certificate of Merger	Included in Exh. 2.1
Exhibit C-1& C-2	Forms of Non-Competition Agreement and Non-Solicitation Agreement	Exh.’s 10.1 and 10.2 hereto
Exhibit D	Form of Employment Agreement	Omitted
Exhibit E	Form of Repurchase Agreements	Exh. 10.3
Exhibit F	Form of Registration Rights Agreement	Exh. 10.4
Exhibit G	Form of Escrow Agreement	Omitted
Exhibit H-1 & H-2	Forms of Lock-up Agreement	Exh.’s 10.5 and 10.6 hereto
Exhibit I	Form of Legal Opinion	Omitted
Exhibit J	Form of Restricted Stock Unit Agreement	Exh. 10.7
Schedule A	Stockholders of CallCopy	Omitted
Schedule B	Holders of CallCopy Stock Options	Omitted
Schedule C	Estimated Closing Date Balance Sheet and Estimated Closing Adjusted Net Current Assets, With Method of Calculation	Omitted
	CallCopy Disclosure Schedule	Omitted

(2) This is the form of Non-Competition and Non-Solicitation Agreement inContact entered into with Raymond Bohac, Kenton Bowen, Jeffrey M. Canter, Aaron Cash, Richard Daley, Patrick Hall, Mark A. Studer, and Tarne Tassniyom.

(3) This is the form of Repurchase Agreement inContact entered into with Jeffrey M. Canter, Patrick Hall, Mark A. Studer, and Tarne Tassniyom.

(4) This is the form of Registration Rights Agreement inContact entered into Raymond Bohac, Kenton Bowen, Jeffrey M. Canter, Aaron Cash, Richard Daley, Patrick Hall, Mark A. Studer, Tarne Tassniyom, and Edison Venture Fund VII, LP.

(5) This is the form of Lock-up Agreement inContact entered into with Raymond Bohac, Kenton Bowen, Jeffrey M. Canter, Aaron Cash, Richard Daley, Patrick Hall, Mark A. Studer, and Tarne Tassniyom.

(6) This is the form of Restricted Stock Unit Agreement inContact awarded to former CallCopy option holders to replace their options.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCONTACT, INC.

Date: July 9, 2014	By:	/s/ Paul Jarman
Paul Jarman, Chief Executive Officer

5